UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                    -----------------------------------------


                                    FORM 8-K



                                 CURRENT REPORT


REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


               Date of Report (Date of event reported) May 20,1998



                           Commission File No. 0-25766


                     Community Bank Shares of Indiana, Inc.


             (Exact name of registrant as specified in its charter)



             Indiana                                    35-1938254
            (State or other jurisdiction of       (I.R.S. Employer
             incorporation or organization)  Identification Number)



       202 East Spring St., PO Box 939, New Albany, Indiana      47150
      (Address of principal executive offices)               (Zip Code)


        Registrant's telephone number, including area code 1-812-944-2224

Item 5. Other Events

(a) As detailed in the following press releases (see Exhibit 22), Robert E. Yates has stepped down as President and CEO of Community Bank Shares, Inc. (the "Company"), Community Bank of Southern Indiana and Heritage Bank of Southern Indiana. Michael L. Douglas was appointed the new President and CEO of the Company. Thomas M. Jones was appointed the new President and CEO of Community Bank of Southern Indiana, and Patrick J. Daily was appointed the new President and CEO of Heritage Bank of Southern Indiana.

                     COMMUNITY BANK SHARES OF INDIANA, INC.


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned thereunto duly authorized


                                                     COMMUNITY BANK SHARES
                                                     OF INDIANA, INC.
                                                     (Registrant)



     Dated    May 8, 1998               BY:     /S/  Robert E. Yates
     -------------------------------            --------------------
                                                     Robert E. Yates
                                                     President and CEO


     Dated    May 8, 1998               BY:     /S/ James M. Stutsman
     -------------------------------            ---------------------
                                                    James M. Stutsman
                                                    Chief Financial Officer